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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                      Date of Report: September 13, 1999



                           Alysis Technologies, Inc.
            (Exact name of registrant as specified in its charter)



          Delaware                      00021539                 94-3161772
 -----------------------------    ----------------------      ---------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


                         1900 Powell Street, Suite 600
                         Emeryville, California 94608
                   (Address of principal executive offices)

                                (510) 450-7000
             (Registrant's telephone number, including area code)
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Item 5.  Other Events

     On September 14, 1999 at the close of business, Alysis Technologies, Inc., a wholly owned subsidiary of IA Corporation I (the "Registrant"), was merged with and into the Registrant pursuant to a Certificate of Ownership and Merger dated September 13, 1999. Pursuant to the Merger, the Registrant changed its corporate name to Alysis Technologies, Inc.

Item 7.  Financial Statements and Exhibits

     (a) Exhibits

         2.1 Certificate of Ownership and Merger dated September 13, 1999, merging Alysis Technologies, Inc. with and into IA Corporation I.

         20.1 Press Release, dated September 16, 1999, announcing the change of IA Corporation I's name to Alysis Technologies, Inc.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Name


Dated:  September 24, 1999         By: /s/ Leslie J. Alvarez
                                      ------------------------------------------
                                      Leslie J. Alvarez
                                      Vice President and Chief Financial Officer
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                               INDEX TO EXHIBITS


     2.2 Certificate of Ownership and Merger dated September 13, 1999, merging Alysis Technologies, Inc. with and into IA Corporation I.

     20.1 Press Release, dated September 16, 1999, announcing the change of IA Corporation I's name to Alysis Technologies, Inc.